SUMMARY PROSPECTUS
October 30, 2015
CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
Class (Ticker):	I (CMJIX)

Link to Prospectus (Table of Contents)		Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated October 30, 2015, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the Calvert U.S. Mid Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses[1]	1.00%
Total annual fund operating expenses	1.15%
Less fee waiver and/or expense reimbursement[2]	(0.93%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.22%
1 “Other expenses” are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.22% through January 31, 2017. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $100,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years
$225	$2,403
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. The Fund’s portfolio turnover is not available because the Fund has not been operating for one year.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Mid Cap Core Responsible Index (the “Index”). The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.
Calvert U.S. Mid Cap Core Responsible Index. The Calvert U.S. Mid Cap Core Responsible Index is composed of companies that meet Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network U.S. Mid-Cap 800 Index. The S-Network U.S. Mid-Cap 800 Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for mid-cap stocks that are traded in the U.S. markets. As of October 23, 2015, the Calvert U.S. Mid Cap Core Responsible Index included 566 companies, and the market capitalization ranged from $500 million to $29.82 billion with a weighted average market capitalization of $11.47 billion. The number of companies in the Index will change over time due to company

SUMMARY PROSPECTUS - OCTOBER 30, 2015 1

mergers or changes resulting from Calvert’s evaluation of an issuer’s conduct relative to the responsible investment principles. The Index is reconstituted semi-annually based on an updated list of companies in the S-Network U.S. Mid-Cap 800 Index and is rebalanced quarterly.
Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.
The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, it may use the sampling method. The replication method involves holding every security in the Calvert U.S. Mid Cap Core Responsible Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.
Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment principles, including financial, sustainability and social responsibility factors, the Fund will not be able to match the performance of the index exactly.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Midcap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.
Performance
Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)
The following individuals, who are members of the Calvert Investment and Performance Systems Department, jointly manage the Fund on a day-to-day basis:

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Vice President - Investment Operations and Indexing	Since October 2015
Dale R. Stout, CFA	Index Portfolio Manager and Senior Analyst	Since October 2015
Lise Bernhard	Director of Investment Operations and Performance	Since October 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).

2 SUMMARY PROSPECTUS - OCTOBER 30, 2015

All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$100,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-09877 Calvert Responsible Index Series, Inc.
(formerly Calvert Social Index Series, Inc.)

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

SUMMARY PROSPECTUS - OCTOBER 30, 2015 3